UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2021

CHEMBIO DIAGNOSTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-30379	88-0425691
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

555 Wireless Blvd. Hauppauge, NY 11788
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:  (631) 924-1135

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	CEMI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 30, 2021, we entered into an amendment of our existing employment agreement with Javan Esfandiari, our Executive Vice President and Chief Science and Technology Officer. The principal terms of the amendment are described in Item 5.02 below, which description is incorporated by reference into this Item 1.01.

Item 5.02	Regulation FD Disclosure.

On November 30, 2021, we entered into an amendment of our existing employment agreement with Javan Esfandiari, our Executive Vice President and Chief Science and Technology Officer. The principal terms of the existing employment agreement were summarized in a Current Report on Form 8-K that we filed with the Securities and Exchange Commission on March 14, 2016, as amended by the amendment thereto filed on March 25, 2019.

Our employment agreement with Mr. Esfandiari previously extended for a term expiring on December 31, 2021. Pursuant to the amendment, the employment agreement now continues through December 31, 2024. The term of the employment agreement will extend automatically for an additional calendar year as of each January 1 commencing January 1, 2025, unless we deliver, by no later than three months prior to the scheduled expiration of the term (or any extension thereof), a written notice that the term will not be extended.

The foregoing description of the amendment to Mr. Esfandiari’s employment agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the amendment, which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1*	Amendment No. 2 dated November 30, 2021 between Chembio Diagnostics, Inc. and Javan Esfandiari, amending the Employment Agreement dated March 5, 2016
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

Chembio Diagnostics, Inc.

Dated: December 6, 2021	By:	/s/ Richard L. Eberly
Chief Executive Officer and President